FIRST SUPPLEMENT TO INDENTURE

FIRST SUPPLEMENT TO INDENTURE (this “Supplement”) dated as of December 22, 2006, by and among SILVERLEAF FINANCE IV, LLC a Delaware limited liability company (the “Issuer”), UBS REAL ESTATE SECURITIES INC., a Delaware corporation, as noteholder (the “Noteholder”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”).

Reference is made to the Indenture, dated as of March 2, 2006, by and among the Issuer, the Noteholder, and the Trustee, pursuant to which the Silverleaf Finance IV, LLC Variable Funding Note (the “Note”) was issued and the Issuer pledged certain Collateral to the Trustee to secure the payment of the Note (as supplemented hereby, the "Indenture"). Capitalized terms used in this Supplement have the meanings given such terms in the Indenture, as supplemented hereby, except as provided otherwise herein.

The Issuer has requested that the Indenture be amended pursuant to Section 9.1(b) thereof, as set forth below.

1. Amendments.

(a) The cover page of the Indenture is hereby amended to replace the reference to “$100,000,000” with “$125,000,000”.

(b)  The Form of Variable Funding Note attached to the Indenture as Exhibit A-1 is hereby amended and replaced in its entirety with the Form of Amended and Restated Variable Funding Note attached to this Supplement as Exhibit A.

(c) The Form of Transferee Certificate attached to the Indenture as Exhibit B is hereby amended and replaced in its entirety with the Form of Amended and Restated Transferee Certificate attached to this Supplement as Exhibit B.

2. Conditions Precedent. The Issuer hereby states that the following conditions precedent to this Supplement have been fulfilled pursuant to Section 9.1(b) of the Indenture:

(a) Issuer Order.  An Issuer Order authorizing the Trustee to enter into this Supplement has been duly executed by the Issuer and presented to the Trustee.

(b) Notice to the Rating Agency. Prior written notice of this Supplement has been provided to the Rating Agency.

3. Effective Date. Pursuant to Section 9.4 of the Indenture, upon execution by the Issuer, the Noteholder and the Trustee, this Supplement shall become effective and be a part of the Indenture for all purposes as though executed with the Indenture and effective as of the date hereof.

4. Reaffirmation and Ratification of Existing Agreements, Etc. The Issuer: (i) reaffirms and ratifies all the obligations to the Trustee and the Noteholder, in respect of the Indenture, as hereby amended, and the other Basic Documents, and (ii) agrees that the Indenture, as amended hereby, and the other Basic Documents shall remain in full force and effect, enforceable against the Issuer in accordance with their terms.

5. Miscellaneous.

(a) This Supplement may be executed in any number of counterparts, each of which such executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

(b) This Supplement shall be deemed to be a contract made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

(c) The headings of the several sections of this Supplement are for convenience only and shall not affect the construction hereof.

(d) This Supplement shall be deemed to be a Basic Document under the Indenture and the other Basic Documents.

IN WITNESS WHEREOF, this Supplement has been duly executed and delivered as of the date first above written.

SILVERLEAF FINANCE IV, LLC

By:	/S/ HARRY J. WHITE, JR.
Title:	VP, Treasurer and Chief Financial Officer

UBS REAL ESTATE SECURITIES INC., as Noteholder

By:	Mostafiz Shahmohammed
Title:	Executive Director

By:	Reginald Devilliers
Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Trustee

By:	/S/ SUE DIGNAN
Title:	Assistant Vice President

List of Exhibits to Agreement not Filed Herewith:

Ex. A—Form of Amended and Restated Variable Funding Note
Ex. B—Form of Amended and Restated Transferee Certificate